UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22426

Name of Fund: BlackRock Build America Bond Trust (BBN)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Build

              America Bond Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2013

Date of reporting period: 07/31/2013

Item 1 –	Report to Stockholders

JULY 31, 2013

ANNUAL REPORT

BlackRock Build America Bond Trust (BBN)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This much-anticipated monetary policy easing ultimately came in September when the European Central Bank (“ECB”) and the US Federal Reserve announced their plans for increasing global liquidity. Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies helped propel the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move in the opposite direction of yields.)

However, February brought a slowdown in global economic momentum and the pace of the rally moderated. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility as political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks, while a poor outlook for European economies also dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

After peaking in late May, financial markets broadly sold off due to concerns about the US Federal Reserve reducing monetary stimulus. Volatility picked up considerably as investors abruptly retreated from risk assets and a sharp and dramatic rise in US Treasury yields resulted in tumbling prices for higher-quality fixed income investments. The downswing bottomed out in late June as a more dovish tone from the US central bank served to quell the volatility in interest rates, while improving economic data and a positive outlook for corporate earnings helped the markets regain strength in July, with major US equity indices regularly hitting new record highs.

Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013. US equities were particularly strong. International equities also performed well, although political and economic uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets suffered the impact of slowing growth and concerns about a shrinking global money supply. Extreme levels of interest rate volatility in the final months of the period resulted in poor performance for fixed income markets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. The high yield sector performed relatively better as demand continued to be supported by investors’ ongoing search for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.73%	25.00%
US small cap equities (Russell 2000® Index)	16.66	34.76
International equities (MSCI Europe, Australasia, Far East Index)	4.11	23.48
Emerging market equities (MSCI Emerging Markets Index)	(9.87)	1.95
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.71)	(6.50)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.62)	(1.91)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(4.11)	(1.99)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.97	9.49
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Build America Bond Overview

For the Reporting Period Ended July 31, 2013

Build America Bonds (“BABs”) typically trade at a spread or extra yield to US Treasury bonds with similar maturities as they are taxable municipal securities. During the reporting period, yields on US Treasury bonds increased and the yield curve steepened on maturities up to about 10 years. Beyond the 10-year point, the yield curve moved higher in a mostly parallel fashion. The Barclays Aggregate Eligible Build America Bond Index returned (4.81)% for the twelve-month period ended July 31, 2013. Given that BABs are no longer issued and demand has remained strong (more so for index-eligible BABs), the relative scarcity of the bonds contributed positively to performance as credit spreads for BABs generally tightened. California general obligation BABs, in particular, benefited from the state’s personal income tax increase and resulting improved credit quality.

Additionally, during the reporting period, the BAB market faced the headwind of federal sequestration (a series of automatic spending cuts), which was originally scheduled to take effect on January 1, 2013 and postponed to March 1, 2013 as part of the fiscal cliff deal. As sequestration was triggered, the federal subsidy used to pay the coupon on BABs (previously 35%) was reduced. (Although all BABs are subject to the reduction, some BABs have not paid a coupon in the time since sequestration was effected and therefore have not been directly impacted as of yet.) Since the Federal government now pays a smaller proportion of the coupon, the issuer’s cost of borrowing increases. While most issuers should be able to absorb this higher cost, some may face more of a challenge. Additionally, most BABs were issued with an Extraordinary Redemption Provision (“ERP”) intended to give issuers the ability to call their bonds prior to maturity in the event the federal subsidy was lowered. Some issuers have already exercised their ERP and called bonds out of the market, although, the volume has been small relative to the overall size of the market. However, the longer sequestration continues, the greater the likelihood that more issuers will exercise this provision to call bonds. In fact, several additional issuers recently announced their intention to exercise the ERP having received the lower subsidy. Thus far, general concerns around the sequestration and the potential for bonds calls through ERPs have not materially impacted the overall BAB market.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Trust may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Trust on its longer-term portfolio investments. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trust had not used leverage.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Trust’s long-term investments, and therefore the Trust’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively in addition to the impact on Trust performance from leverage.

The use of leverage may enhance opportunities for increased income to the Trust, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trust’s NAV, market price and dividend rate than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trust’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue senior securities representing indebtedness up to 33 1⁄3% of its total managed assets (the Trust’s net assets plus the proceeds of any outstanding borrowings used for leverage). If the Trust segregates liquid assets having a value not less than the repurchase price (including accrued interest), a reverse repurchase agreement will not be considered a senior security and therefore will not be subject to this limitation. The Trust, however, voluntarily limits its aggregate economic leverage to 50% of its managed assets. As of July 31, 2013, the Trust had economic leverage of 33% from reverse repurchase agreements as a percentage of its total managed assets.

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments, including financial futures contracts as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trust’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause the Trust to hold an investment that it might otherwise sell. The Trust’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013	5

Trust Summary as of July 31, 2013

Trust Overview

BlackRock Build America Bond Trust’s (BBN) (the “Trust”) investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a portfolio of taxable municipal securities known as BABs issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009. Unlike investments in most other municipal securities, interest received on BABs is subject to federal income tax and may be subject to state income tax. Issuers of direct pay BABs, however, are eligible to receive a subsidy from the US Treasury of up to 35% of the interest paid on the bonds, which allows such issuers to issue bonds that pay interest rates that are expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. Under normal market conditions, the Trust invests at least 80% of its assets in BABs and invests 80% of its assets in securities that at the time of investment are investment grade quality. While the US Treasury subsidizes the interest paid on BABs, it does not guarantee the principal or interest payments on BABs, and there is no guarantee that the US Treasury will not reduce or eliminate the subsidies for BABs in the future. Beginning in early 2013, the subsidy that issuers of direct payment BABs receive from the US Treasury may be reduced as the result of budgetary sequestration, which may result in early redemptions of BABs at par value. See Build America Bond Overview on page 4.

The BAB program expired on December 31, 2010 and was not renewed. Accordingly, there have been no new issuances of BABs since that date. The Trust has a contingent term provision stating that if there are no new issuances of BABs or similar US government subsidized taxable municipal bonds for any 24-month period ending on or before December 31, 2014, the Board of Trustees (the “Board”) of the Trust would undertake an evaluation of potential actions with respect to the Trust, which may include, among other things, changes to the non-fundamental investment policies of the Trust to broaden its primary investment policies to taxable municipal securities generally or the termination of the Trust (the “Contingent Review Provision”). On November 12, 2012, the Board, in consideration of its evaluation of potential actions with respect to the Trust, has approved an extension of the Contingent Review Provision until on or before December 31, 2013, at which time the Board will evaluate potential actions for the Trust. See Note 9 of Notes to Financial Statements for additional information.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

For the 12-month period ended July 31, 2013, the Trust returned (13.45)% based on market price and (4.57)% based on NAV. For the same period, the closed-end Lipper General Bond Funds category posted an average return of (1.46)% based on market price and 4.76% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The largest detractor from performance was the Trust’s duration exposure (sensitivity to interest rate movements) as interest rates increased significantly during the period (bond prices fall when yields rise). (Build America Bonds are taxable municipal bonds; yield movements on these bonds tend to correlate with moves in US government interest rates.) Leverage on the Trust’s assets achieved through the use of repurchase agreements amplified the negative effect of rising rates on the Trust’s holdings. Contributing positively to performance was the Trust’s income accrual generated from coupon payments on its fully invested portfolio of mostly taxable municipal bonds. The Trust’s short position in US Treasury futures as a strategy for hedging interest rate risk enhanced results. Additionally, performance was positively impacted by the general tightening of credit spreads on BABs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BBN
Initial Offering Date	August 27, 2010
Current Distribution Rate on Closing Market Price as of July 31, 2013 ($19.26)[1]	8.21%
Current Monthly Distribution per Common Share[2]	$0.1318
Current Annualized Distribution per Common Share[2]	$1.5816
Economic Leverage as of July 31, 2013[3]	33%

[1]	Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. See the Additional Information — Section 19(a) Notice for the estimated character of dividends and distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

[3]	Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to reverse repurchase agreements, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

6	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013

Market Price and Net Asset Value Per Share Summary

	7/31/13	7/31/12	Change	High	Low
Market Price	$19.26	$23.89	(19.38)%	$24.15	$18.98
Net Asset Value	$21.29	$23.95	(11.11)%	$24.49	$21.15

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Long-Term Investments

Sector Allocation	7/31/13	7/31/12
Utilities	31%	31%
County/City/Special District/School District	23	24
Transportation	20	19
Education	11	11
State	11	11
Housing	2	2
Health	1	1
Corporate	1	1

Credit Quality Allocation[2]	7/31/13	7/31/12
AAA/Aaa	5%	5%
AA/Aa	49	54
A	43	38
BBB/Baa	3	3

[2]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	—
2014	—
2015	—
2016	1%
2017	—

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013	7

Schedule of Investments July 31, 2013	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Arizona — 3.0%
Phoenix Civic Improvement Corp., RB, Sub-Series C (NPFGC), 6.00%, 7/01/35	$10,000	$10,383,100
Salt River Project Agricultural Improvement & Power District, RB, Build America Bonds, 4.84%, 1/01/41 (a)	25,000	26,407,750

		36,790,850
California — 32.5%
Alameda County Joint Powers Authority, RB, Build America Bonds, Recovery Zone, Series A, 7.05%, 12/01/44 (a)	13,300	15,316,147
Bay Area Toll Authority, RB, Build America Bonds:
Series S-1, 6.92%, 4/01/40	13,700	16,800,173
Series S-3, 6.91%, 10/01/50	14,000	17,419,780
California Infrastructure & Economic Development Bank, RB, Build America Bonds, 6.49%, 5/15/49	1,500	1,595,565
California State Public Works Board, RB, Build America Bonds, Series G-2, 8.36%, 10/01/34	18,145	22,752,923
California State University, RB, Build America Bonds, 6.48%, 11/01/41	4,295	4,482,090
City of San Jose California, Refunding ARB, Series B (AGM), 6.60%, 3/01/41	10,000	10,360,600
County of Sonoma California, Refunding RB, Series A, 6.00%, 12/01/29	14,345	15,068,705
Los Angeles Community College District California, GO, Build America Bonds, 6.60%, 8/01/42 (a)	10,000	12,312,300
Los Angeles Department of Water & Power, RB, Build America Bonds:
6.17%, 7/01/40 (a)	37,500	41,457,750
7.00%, 7/01/41	17,225	19,220,688
Metropolitan Water District of Southern California, RB, Build America Bonds, Series A, 6.95%, 7/01/40 (a)	12,000	13,705,200
Orange County Local Transportation Authority, Refunding RB, Build America Bonds, Series A, 6.91%, 2/15/41	5,000	6,307,300
Palomar Community College District, GO, Build America Bonds, 7.19%, 8/01/45	7,500	8,386,800
Rancho Water District Financing Authority, RB, Build America Bonds, 6.34%, 8/01/40 (a)	20,000	21,247,800
Riverside Community College District, GO, Build America Bonds, Series D-1, 7.02%, 8/01/40	11,000	12,156,100
San Diego County Regional Airport Authority, Refunding RB, Build America Bonds, Sub-Series C, 6.63%, 7/01/40	31,000	33,282,220
California (concluded)
San Diego Tobacco Settlement Revenue Funding Corp., RB, Asset-Backed, 7.13%, 6/01/32	$1,615	$1,377,207
San Francisco City & County Public Utilities Commission, RB, Build America Bonds, Sub-Series E, 6.00%, 11/01/40 (a)	21,255	24,085,741
State of California, GO, Build America Bonds, Various Purpose:
7.55%, 4/01/39	9,035	12,182,704
7.63%, 3/01/40	8,950	12,040,883
7.60%, 11/01/40	15,000	20,294,100
University of California, RB, Build America Bonds (a):
5.95%, 5/15/45	24,000	26,250,960
6.30%, 5/15/50	26,310	27,202,698

		395,306,434
Colorado — 3.7%
Denver City & County School District No. 1, COP, Refunding, Series B, 7.02%, 12/15/37	6,000	7,191,660
Regional Transportation District, COP, Build America Bonds, Series B, 7.67%, 6/01/40	28,000	31,709,160
State of Colorado, COP, Build America Bonds, Series E, 7.02%, 3/15/31	5,000	5,734,650

		44,635,470
District of Columbia — 2.2%
Metropolitan Washington Airports Authority, RB, Build America Bonds, Series D, 8.00%, 10/01/47	10,750	11,786,730
Washington Convention & Sports Authority, Refunding RB, Series C, 7.00%, 10/01/40	15,000	15,073,350

		26,860,080
Florida — 3.4%
City of Fort Lauderdale Florida, RB, Pension Funding, 5.14%, 1/01/32	10,000	10,063,300
City of Sunrise Florida Utility System, RB, Build America Bonds, Series B, 5.91%, 10/01/35 (a)	25,000	27,221,500
County of Pasco Florida Water & Sewer, RB, Build America Bonds, Series B, 6.76%, 10/01/39	1,500	1,619,505
Town of Davie Florida Water & Sewer, RB, Build America Bonds, Series B (AGM), 6.85%, 10/01/40	2,500	2,726,625

		41,630,930

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AGM	Assured Guaranty Municipal Corp.	HFA	Housing Finance Agency
	AMT	Alternative Minimum Tax (subject to)	ISD	Independent School District
	ARB	Airport Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
	COP	Certificates of Participation	PSF-GTD	Permanent School Fund Guaranteed
	EDA	Economic Development Authority	Q-SBLF	Qualified School Bond Loan Fund
	GO	General Obligation Bonds	RB	Revenue Bonds

See Notes to Financial Statements.

8	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Georgia — 5.5%
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds:
6.64%, 4/01/57	$32,084	$34,503,454
6.66%, 4/01/57	20,665	22,034,883
7.06%, 4/01/57	10,000	10,055,200

		66,593,537
Hawaii — 3.0%
University of Hawaii, RB, Build America Bonds:
Series A-1, 6.03%, 10/01/40	2,500	2,710,225
Series B-1, 6.03%, 10/01/40	30,500	33,434,710

		36,144,935
Illinois — 22.1%
Chicago Board of Education, GO, Build America Bonds, 6.52%, 12/01/40	25,000	25,503,250
Chicago Transit Authority, RB:
Build America Bonds, Series B, 6.20%, 12/01/40	16,015	17,082,720
Series A, 6.90%, 12/01/40 (a)	4,075	4,678,997
Series B, 6.90%, 12/01/40 (a)	4,900	5,626,278
City of Chicago Illinois, GO, Build America Bonds:
Recovery Zone, Series D, 6.26%, 1/01/40	27,180	27,202,016
Series B, 7.52%, 1/01/40	12,665	14,250,151
City of Chicago Illinois, Refunding ARB, O’Hare International Airport, General Third Lien, Build America Bonds, Series B:
6.85%, 1/01/38 (a)	30,110	32,970,149
6.40%, 1/01/40	1,500	1,753,410
City of Chicago Illinois Wastewater Transmission, RB, Build America Bonds, Series B, 6.90%, 1/01/40 (a)	36,000	42,378,120
City of Chicago Illinois Waterworks Transmission, RB, Build America Bonds, Series B, 6.74%, 11/01/40	15,250	18,126,302
County of Cook Illinois, GO, Build America Bonds, Series D, 6.23%, 11/15/34 (a)	12,900	13,219,662
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	5,000	5,344,550
Illinois Municipal Electric Agency, RB, Build America Bonds, 7.29%, 2/01/35	15,000	16,839,900
Northern Illinois Municipal Power Agency, RB, Build America Bonds, 7.82%, 1/01/40	5,000	5,472,600
State of Illinois, GO, Build America Bonds, 7.35%, 7/01/35	34,295	37,918,953

		268,367,058
Indiana — 2.6%
Indiana Finance Authority, RB, Build America Bonds, 6.60%, 2/01/39 (a)	7,900	8,992,254
Indiana Municipal Power Agency, RB, Build America Bonds, Direct Payment, Series A, 5.59%, 1/01/42	22,290	22,664,472

		31,656,726
Iowa — 0.5%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	6,595	6,239,134
Kentucky — 1.7%
City of Wickliffe Kentucky, RB, MeadWestvaco Corp., 7.67%, 1/15/27 (b)	$9,400	$9,304,684
Kentucky State Property & Building Commission, RB, Build America Bonds, Series C, 5.92%, 11/01/30	10,000	11,109,600

		20,414,284
Louisiana — 1.1%
Administrators of the Tulane Educational Fund, Refunding RB, Tulane University of Louisiana, Series D, 5.25%, 2/15/48	14,100	13,013,877
Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, General Medical Center, 6.75%, 7/01/36	5,000	5,569,450
Maryland — 0.1%
Maryland Community Development Administration, RB, Residential, Series I, 6.50%, 3/01/43	1,000	976,840
Massachusetts — 1.5%
Commonwealth of Massachusetts, RB, Build America Bonds, Recovery Zone, Series A, 5.73%, 6/01/40 (a)	5,000	5,781,100
Massachusetts HFA, Refunding RB, Series D, 7.02%, 12/01/42	12,000	13,010,520

		18,791,620
Michigan — 2.9%
County of Wayne Michigan, RB, Build America Bonds, Recovery Zone, Economic Development Bonds, 10.00%, 12/01/40	15,000	16,822,500
Detroit City School District, GO, Build America Bonds (Q-SBLF), 6.85%, 5/01/40	10,000	9,788,600
Michigan State University, RB, Build America Bonds, Series A, 6.17%, 2/15/50	5,500	6,017,990
State of Michigan, RB, Build America Bonds, Series B, 7.63%, 9/15/27	2,000	2,430,780

		35,059,870
Minnesota — 1.1%
Southern Minnesota Municipal Power Agency, Refunding RB, Build America Bonds, Series A, 5.93%, 1/01/43	8,000	8,066,480
Western Minnesota Municipal Power Agency, RB, Build America Bonds, Series C, 6.77%, 1/01/46	5,000	5,869,800

		13,936,280
Mississippi — 0.5%
Mississippi Development Bank, RB, Build America Bonds, 6.41%, 1/01/40	5,000	5,535,250
Missouri — 1.6%
Missouri Joint Municipal Electric Utility Commission, RB, Build America Bonds, Curators of the University of Missouri, 7.73%, 1/01/39	11,000	12,485,660
University of Missouri, RB, Build America Bonds, 5.79%, 11/01/41 (a)	7,000	7,610,330

		20,095,990

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Nevada — 1.3%
County of Clark Nevada, ARB, Build America Bonds:
Series B, 6.88%, 7/01/42	$10,000	$11,076,600
Series C, 6.82%, 7/01/45 (a)	2,000	2,550,560
Las Vegas Valley Water District Nevada, GO, Limited Tax, Build America Bonds, 7.01%, 6/01/39	1,965	2,169,498

		15,796,658
New Jersey — 15.2%
Camden County Improvement Authority, RB, Build America Bonds, 7.75%, 7/01/34	5,000	5,354,000
New Jersey EDA, RB (a):
Build America Bonds, Series CC-1, 6.43%, 12/15/35	15,000	16,265,400
Series A (NPFGC), 7.43%, 2/15/29	20,974	25,569,613
New Jersey State Housing & Mortgage Finance Agency, RB, Series C (AGM), 6.65%, 11/01/44	19,800	19,126,998
New Jersey State Turnpike Authority, RB, Build America Bonds:
Series A, 7.10%, 1/01/41 (a)	34,000	43,676,060
Series F, 7.41%,1/01/40	6,790	9,019,768
New Jersey Transportation Trust Fund Authority, RB, Build America Bonds:
Series B, 6.88%, 12/15/39	8,500	9,342,520
Series C, 5.75%, 12/15/28	5,000	5,470,400
Series C, 6.10%, 12/15/28 (a)	42,500	47,014,775
South Jersey Port Corp., RB, Build America Bonds, Marine Terminal, Series P-3, 7.37%, 1/01/40	3,215	3,477,859

		184,317,393
New York — 13.8%
City of New York, New York, GO, Build America Bonds, 5.82%, 10/01/31	15,000	16,370,400
Metropolitan Transportation Authority, RB, Build America Bonds:
Series A, 6.67%, 11/15/39	2,220	2,638,381
Series C, 7.34%, 11/15/39 (a)	13,245	17,623,267
Series C-1, 6.69%, 11/15/40	13,000	15,318,420
New York City Municipal Water Finance Authority, RB, Build America Bonds, Second General Resolution, Series DD, 6.45%, 6/15/41	6,300	7,067,025
New York City Municipal Water Finance Authority, Refunding RB, Build America Bonds, Second General Resolution:
Series AA, 5.79%, 6/15/41 (a)	25,000	27,071,000
Series CC, 6.28%, 6/15/42 (a)	20,000	22,333,400
Series EE, 6.49%, 6/15/42	2,000	2,244,320
Series GG, 6.12%, 6/15/42	2,445	2,690,992
New York City Transitional Finance Authority, RB, Build America Bonds (a):
Sub-Series B-1, 5.57%, 11/01/38	19,000	21,518,640
Sub-Series C-2, 6.27%, 8/01/39	14,795	16,377,325
New York State Dormitory Authority, RB, Build America Bonds, Series H, 5.39%, 3/15/40 (a)	15,000	16,721,700

		167,974,870
Ohio — 5.9%
American Municipal Power, Inc., RB, Build America Bonds, Combined Hydroelectric Projects, Series B, 7.83%, 2/15/41	10,000	12,843,300
Ohio (concluded)
County of Hamilton Ohio, RB, Build America Bonds, Series B, 6.50%, 12/01/34	$7,000	$7,878,430
Franklin County Convention Facilities Authority, RB, Build America Bonds, 6.64%, 12/01/42	30,365	32,588,325
Mariemont City School District, GO, Refunding, Build America Bonds, Series B, 6.55%, 12/01/47 (a)	10,055	10,709,380
Princeton City School District, GO, Refunding, Build America Bonds, Series C, 6.09%, 12/01/40 (a)	7,340	7,438,723

		71,458,158
Oklahoma — 0.3%
Oklahoma Municipal Power Authority, RB, Build America Bonds, Series B, 6.44%, 1/01/45	3,500	3,716,370
Pennsylvania — 1.5%
Pennsylvania Economic Development Financing Authority, RB, Build America Bonds, Series B, 6.53%, 6/15/39	12,250	13,251,927
Pennsylvania Turnpike Commission, RB, Build America Bonds:
Senior Series B, 5.85%, 12/01/37	1,505	1,534,769
Sub-Series E, 6.38%, 12/01/37	3,310	3,473,051

		18,259,747
South Carolina — 0.9%
South Carolina State Public Service Authority, RB, Build America Bonds, Series C, 6.45%, 1/01/50	10,000	11,406,400
Tennessee — 3.5%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, RB, Build America Bonds:
Series A2, 7.43%, 7/01/43 (a)	35,105	39,572,111
Series B, 6.73%, 7/01/43	2,500	2,852,525

		42,424,636
Texas — 10.3%
Bexar County Hospital District, GO, Build America Bonds, 5.41%, 2/15/40 (a)	20,000	19,675,800
City of Austin Texas, RB, Travis, Williams and Hays Counties, Rental Car Specialty Facilities, 5.75%, 11/15/42	10,000	9,845,900
City of San Antonio Texas, RB, Build America Bonds, 6.17%, 2/01/41	19,000	21,279,620
City of San Antonio Texas, Refunding RB, Build America Bonds, 6.31%, 2/01/37 (a)	35,000	39,583,600
Cypress-Fairbanks ISD, GO, Build America Bonds, Direct Payment, 6.63%, 2/15/38	14,000	15,864,100
Dallas Area Rapid Transit, RB, Build America Bonds, 5.02%, 12/01/48	2,500	2,587,475
Katy ISD Texas, GO, Build America Bonds (PSF-GTD), 6.35%, 2/15/41 (a)	5,000	5,483,000
North Texas Municipal Water District, RB, Build America Bonds, 6.01%, 9/01/40	10,000	11,060,000

		125,379,495
Utah — 3.3%
County of Utah, RB, Build America Bonds, Recovery Zone, Series C, 7.13%, 12/01/39	11,800	12,927,844

See Notes to Financial Statements.

10	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Utah (concluded)
Utah Transit Authority, RB, Build America Bond, Subordinated, 5.71%, 6/15/40	$26,405	$27,461,728

		40,389,572
Virginia — 0.5%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OPCO LLC Project, AMT, 6.00%, 1/01/37	5,865	5,908,929
Washington — 1.6%
Port of Seattle Washington, RB, Series B1, 7.00%, 5/01/36	5,000	5,796,700
Washington State Convention Center Public Facilities District, RB, Build America Bonds, 6.79%, 7/01/40	12,350	13,503,613

		19,300,313
Total Long-Term Investments (Cost — $1,660,861,768) — 147.6%		1,793,951,156
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (c)(d)	2,496,512	$2,496,512
Total Short-Term Securities (Cost — $2,496,512) — 0.2%		2,496,512
Total Investments (Cost — $1,663,358,280) — 147.8%		1,796,447,668
Liabilities in Excess of Other Assets — (47.8%)		(580,935,237)

Net Assets — 100.0%		$1,215,512,431

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Investments in issuers considered to be an affiliate of the Trust during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,243,334	1,253,178	2,496,512	$14,062	$231

(d)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of July 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Amount	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.50%	1/15/13	Open	$21,675,000	$21,734,606
Credit Suisse Securities (USA) LLC	0.50%	1/15/13	Open	23,566,481	23,631,289
Credit Suisse Securities (USA) LLC	0.50%	1/15/13	Open	15,431,250	15,473,686
Credit Suisse Securities (USA) LLC	0.50%	1/15/13	Open	17,175,000	17,222,231
Credit Suisse Securities (USA) LLC	0.50%	1/15/13	Open	37,362,500	37,465,247
Credit Suisse Securities (USA) LLC	0.50%	1/15/13	Open	21,850,000	21,910,088
Credit Suisse Securities (USA) LLC	0.50%	1/15/13	Open	2,437,500	2,444,203
Credit Suisse Securities (USA) LLC	0.50%	1/15/13	Open	13,320,000	13,356,630
Credit Suisse Securities (USA) LLC	0.50%	1/15/13	Open	13,835,250	13,873,297
Credit Suisse Securities (USA) LLC	0.50%	1/15/13	Open	39,234,375	39,342,270
Credit Suisse Securities (USA) LLC	0.50%	1/15/13	Open	10,137,500	10,165,378
Credit Suisse Securities (USA) LLC	0.50%	1/15/13	Open	15,608,725	15,651,649
Credit Suisse Securities (USA) LLC	0.50%	1/15/13	Open	6,100,000	6,116,775
Credit Suisse Securities (USA) LLC	0.50%	1/15/13	Open	26,640,000	26,713,260
Deutsche Bank Securities, Inc.	0.50%	1/15/13	Open	23,532,975	23,597,364
Deutsche Bank Securities, Inc.	0.50%	1/15/13	Open	25,484,175	25,553,903
Deutsche Bank Securities, Inc.	0.55%	1/15/13	Open	5,097,458	5,112,800
Deutsche Bank Securities, Inc.	0.55%	1/15/13	Open	29,611,619	29,700,742
Deutsche Bank Securities, Inc.	0.55%	1/15/13	Open	38,231,334	38,346,400
Deutsche Bank Securities, Inc.	0.55%	1/15/13	Open	6,129,459	6,147,907
Barclays Capital, Inc.	0.50%	2/07/13	Open	15,186,938	15,223,639

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013	11

Schedule of Investments (continued)

Reverse repurchase agreements outstanding as of July 31, 2013 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Amount	Face Value Including Accrued Interest
Barclays Capital, Inc.	0.55%	2/07/13	Open	$24,131,250	$24,195,399
Credit Suisse Securities (USA) LLC	0.50%	2/28/13	Open	10,331,513	10,353,610
Deutsche Bank Securities, Inc.	0.55%	3/28/13	Open	8,571,500	8,588,000
Barclays Capital, Inc.	0.50%	4/02/13	Open	20,671,875	20,706,328
Barclays Capital, Inc.	0.50%	4/02/13	Open	25,537,500	25,580,063
Barclays Capital, Inc.	0.50%	4/02/13	Open	5,152,500	5,161,087
Barclays Capital, Inc.	0.50%	4/02/13	Open	10,417,500	10,434,863
Barclays Capital, Inc.	0.50%	4/02/13	Open	8,662,500	8,676,937
Barclays Capital, Inc.	0.50%	4/02/13	Open	28,059,615	28,106,381
Barclays Capital, Inc.	0.50%	4/02/13	Open	20,565,000	20,599,275
Barclays Capital, Inc.	0.50%	4/02/13	Open	10,035,000	10,051,725
Credit Suisse Securities (USA) LLC	0.50%	4/30/13	Open	18,410,550	18,434,330
Credit Suisse Securities (USA) LLC	0.50%	5/23/13	Open	4,055,000	4,058,942
Total				$602,248,842	$603,730,304

•	Financial futures contracts as of July 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(1,045)	US Treasury Long Bond	Chicago Board of Trade	September 2013	$140,095,313	$6,937,823

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,793,951,156	—	$1,793,951,156
Short-Term Securities	$2,496,512	—	—	2,496,512

Total	$2,496,512	$1,793,951,156	—	$1,796,447,668

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

12	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$6,937,823	—	—	$6,937,823

[1]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets and/or liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of July 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$3,135,000	—	—	$3,135,000
Liabilities:
Reverse repurchase agreements	—	$(603,730,304)	—	(603,730,304)

Total	$3,135,000	$(603,730,304)	—	$(600,595,304)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013	13

Statement of Assets and Liabilities

July 31, 2013

Assets
Investments at value — unaffiliated (cost — $1,660,861,768)	$1,793,951,156
Investments at value — affiliated (cost — $2,496,512)	2,496,512
Cash pledged for financial futures contracts	3,135,000
Interest receivable	23,530,085
Prepaid expenses	13,416

Total assets	1,823,126,169

Liabilities
Reverse repurchase agreements	603,730,304
Investments purchased payable	2,080,753
Investment advisory fees payable	856,937
Income dividends payable	342,651
Officer’s and Trustees’ fees payable	179,114
Variation margin payable	163,281
Other accrued expenses payable	260,698

Total liabilities	607,613,738

Net Assets	$1,215,512,431

Net Assets Consist of
Paid-in capital	$1,088,757,045
Undistributed net investment income	1,544
Accumulated net realized loss	(13,273,369)
Net unrealized appreciation/depreciation	140,027,211

Net Assets	$1,215,512,431

Net Asset Value
Based on net assets of $1,215,512,431 and 57,103,349 shares outstanding, unlimited number of shares authorized, $0.001 par value	$21.29

See Notes to Financial Statements.

14	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013

Statement of Operations

Year Ended July 31, 2013

Investment Income
Interest	$104,539,719
Income — affiliated	14,062

Total income	104,553,781

Expenses
Investment advisory	10,648,545
Professional	156,169
Accounting services	155,652
Officer and Trustees	143,804
Transfer agent	133,988
Custodian	109,125
Printing	47,653
Registration	18,442
Miscellaneous	75,333

Total expenses excluding interest expense	11,488,711
Interest expense	3,126,823

Total expenses	14,615,534
Less fees waived by Manager	(8,946)

Total expenses after fees waived	14,606,588

Net investment income	89,947,193

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	2,223,234
Capital gain distributions received from affiliated investment companies	231
Financial futures contracts	5,651,098

7,874,563

Net change in unrealized appreciation/depreciation on:
Investments	(170,840,756)
Financial futures contracts	11,013,676

(159,827,080)

Total realized and unrealized loss	(151,952,517)

Net Decrease in Net Assets Resulting from Operations	$(62,005,324)

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013	15

Statements of Changes in Net Assets

	Year Ended July 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$89,947,193	$88,178,668
Net realized gain (loss)	7,874,563	(18,535,436)
Net change in unrealized appreciation/depreciation	(159,827,080)	222,372,173

Net increase (decrease) in net assets resulting from operations	(62,005,324)	292,015,405

Dividends to Shareholders From[1]
Net investment income	(90,314,657)	(88,201,833)

Net Assets
Total increase (decrease) in net assets	(152,319,981)	203,813,572
Beginning of year	1,367,832,412	1,164,018,840

End of year	$1,215,512,431	$1,367,832,412

Undistributed net investment income	$1,544	$369,008

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

16	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013

Statement of Cash Flows

Year Ended July 31, 2013

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(62,005,324)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Increase in interest receivable	(21,765)
Decrease in cash pledged for financial futures contracts	376,000
Decrease in prepaid expenses	3,553
Decrease in investment advisory fees payable	(45,284)
Increase in interest expense payable	995,379
Increase in other accrued expenses payable	68,956
Increase in variation margin payable	130,625
Increase in Officer’s and Trustees’ fees payable	71,741
Net realized and unrealized loss on investments	168,617,291
Amortization of premium and accretion of discount on investments	815,266
Proceeds from sales of long-term investments	69,265,627
Purchases of long-term investments	(104,653,870)
Net payments on purchases of short-term securities	(1,253,178)

Cash provided by operating activities	72,365,017

Cash Used for Financing Activities
Net borrowing of reverse repurchase agreements	18,025,654
Cash dividends paid to shareholders	(90,390,671)

Cash used for financing activities	(72,365,017)

Cash
Net increase (decrease) in cash	—
Cash at beginning of year	—

Cash at end of year	—

Cash Flow Information
Cash paid during the year for interest	$2,131,444

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013	17

Financial Highlights

	Year Ended July 31,		Period August 27, 2010[1] to July 31, 2011
	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$23.95	$20.38	$19.10	[2]

Net investment income[3]	1.58	1.54	1.20
Net realized and unrealized gain (loss)	(2.66)	3.57	1.30

Net increase (decrease) from investment operations	(1.08)	5.11	2.50

Dividends and distributions from:[4]
Net investment income	(1.58)	(1.54)	(1.18)
Net realized gain	—	—	(0.00)[5]

Total dividends and distributions	(1.58)	(1.54)	(1.18)

Capital charges with respect to issuance of shares	—	—	(0.04)

Net asset value, end of period	$21.29	$23.95	$20.38

Market price, end of period	$19.26	$23.89	$18.41

Total Investment Return[6]
Based on net asset value	(4.57)%	26.22%	13.84%	[7]

Based on market price	(13.45)%	39.37%	(1.79)%	[7]

Ratios to Average Net Assets
Total expenses	1.10%	1.09%	1.06%	[8]

Total expenses after fees waived	1.10%	1.09%	1.06%	[8]

Total expenses after fees waived and excluding interest expense and fees[9]	0.86%	0.85%	0.81%	[8]

Net investment income	6.75%	6.88%	6.99%	[8]

Supplemental Data
Net assets, end of period (000)	$1,215,512	$1,367,832	$1,164,019

Borrowings outstanding, end of period (000)	$603,730	$584,223	$515,229

Average borrowings outstanding, during the period (000)	$603,829	$551,053	$368,555

Portfolio turnover	4%	7%	13%

Asset coverage, end of period per $1,000 of borrowings	$3,013	$3,341	$3,259

[1]	Commencement of operations.

[2]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.

[8]	Annualized.

[9]	Interest expense and fees related to tender option bond trusts and reverse repurchase agreements.

See Notes to Financial Statements.

18	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013

Notes to Financial Statements

1. Organization:

BlackRock Build America Bond Trust (the “Trust”) is registered under the 1940 Act, as a non-diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust determines and makes available for publication the NAV of its Common Shares on a daily basis.

2. Significant Accounting Policies:

The Trust’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trust:

Valuation: US GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trust for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trust either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), or certain borrowings (e.g., reverse repurchase agreements), the Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Trust engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013	19

Notes to Financial Statements (continued)

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s US federal tax returns remains open for each of the two years ended July 31, 2013 and the period ended July 31, 2011. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Trust’s financial statement disclosures.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. Deferred compensation liabilities are included in Officer’s and Trustees’ fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trust has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Forward Commitments and When-Issued Delayed Delivery Securities: The Trust may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trust may be required to pay more at settlement than the security is worth. In addition, the Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Trust continues to receive the principal and interest payments on securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Trust is

20	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013

Notes to Financial Statements (continued)

obligated to repurchase under the agreement may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Trust to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Trust may receive a fee for use of the security by the counterparty, which may result in interest income to the Trust.

Reverse repurchase transactions are entered into by the Trust under Master Repurchase Agreements (MRA), which permit the Trust, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Trust. With reverse repurchase transactions, typically the Trust and the counterparty are permitted to sell, repledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Trust receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

4. Derivative Financial Instruments:

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Trust purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized appreciation or depreciation. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of July 31, 2013
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]	$6,937,823

[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended July 31, 2013
Net Realized Gain From
Interest rate contracts:
Financial futures contracts	$5,651,098

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$11,013,676

For the year ended July 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts sold	1,225
Average notional value of contracts sold	$175,782,148

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013	21

Notes to Financial Statements (continued)

With exchange traded futures, there is less counterparty credit risk to the Trust since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays the Manager a monthly fee at an annual rate of 0.55% of the Trust’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

Average daily net assets are the average daily value of the Trust’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Trust’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Trust to the Manager.

Certain officers and/or Trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2013, were $106,734,623 and $69,265,627, respectively.

7. Income Tax Information:

The tax character of distributions paid during fiscal years ended July 31, 2013 and July 31, 2012 was as follows:

	7/31/13	7/31/12
Ordinary income ..	$90,314,657	$88,201,833

As of July 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$170,416
Capital loss carryforwards	(6,335,546)
Net unrealized gains[1]	132,920,516

Total	$126,755,386

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the realization for tax purposes of unrealized gains/losses on certain futures contracts and the deferral of compensation to Trustees.

As of July 31, 2013, the Trust had a capital loss carryforward, with no expiration dates, available to offset future realized capital gains of $6,335,546.

During the year ended July 31, 2013, the Trust utilized $7,981,907 of its capital loss carryforward.

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,663,358,280

Gross unrealized appreciation	$141,317,716
Gross unrealized depreciation	(8,228,328)

Net unrealized appreciation	$133,089,388

8. Borrowings:

For the year ended July 31, 2013, the daily weighted average interest rate for the Trust’s borrowings from reverse repurchase agreements was 0.52%.

9. Concentration, Market and Credit Risk:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds

22	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013

Notes to Financial Statements (concluded)

may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation. In the normal course of business, the Trust invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trust may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trust; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trust may be exposed to counterparty credit risk, or the risk that an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.

As of July 31, 2013, the Trust invested a significant portion of its assets in securities in the county/city/special district/school district, transportation and utilities sectors. Changes in economic conditions affecting the county/city/special district/school district, transportation and utilities sectors would have a greater impact on the Trust and could affect the value, income and/or liquidity of positions in such securities.

The BAB market is smaller, less diverse and less liquid than other types of municipal securities. Since the BAB program expired on December 31, 2010 and was not extended, BABs may be less actively traded, which may negatively affect the value of BABs held by the Trust.

The Trust has a contingent term provision stating that if there are no new issuances of BABs or similar US government subsidized taxable municipal bonds for any 24-month period ending on or before December 31, 2014, the Board would undertake an evaluation of potential actions with respect to the Trust, which may include, among other things, changes to the non-fundamental investment policies of the Trust to broaden its primary investment policies to taxable municipal securities generally or the termination of the Trust (the “Contingent Review Provision”). On November 12, 2012, the Board approved an extension of the Contingent Review Provision until on or before December 31, 2013, at which time the Board will evaluate potential actions for the Trust. In order to facilitate the Trust’s termination or change in investment policy, the Trust may be required to purchase or sell portfolio securities when it otherwise would not, including at times when interest rate or market conditions are not favorable. Changes in the Trust’s portfolio composition to facilitate its termination or change in investment policy may result in a reduction in the Trust’s net asset value, net investment income and/or monthly dividend distribution or subject the Trust to additional risks not inherent in the Trust’s current investments. If a decision is made to terminate the Trust, the Trust would distribute all of its net assets to shareholders of record as of the date of termination after providing for all obligations of the Trust. No assurance can be given as to how long it would take to liquidate the Trust’s portfolio and make a final liquidating distribution.

Issuers of direct pay BABs held in the Trust’s portfolio receive a subsidy from the US Treasury with respect to interest payment on bonds. There is no assurance that an issuer will comply with the requirements to receive such subsidy or that such subsidy will not be reduced or terminated altogether in the future. Beginning in early 2013, the subsidy that issuers of direct payment BABs receive from the US Treasury may be reduced as the result of budgetary sequestration, which may result in early redemptions of BABs at par value. See Build America Bond Overview on page 4. The early redemption of BABs at par value may result in a potential loss in value for investors of such BABs, including the Trust, who may have purchased the securities at prices above par. Moreover, the elimination or reduction in subsidy from the federal government may adversely affect an issuer’s ability to repay or refinance BABs and the BABs’ credit ratings, which, in tum, may adversely affect the value of the BABs held by the Trust and the Trust’s net asset value.

10. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

Shares issued and outstanding remained constant for the years ended July 31, 2013 and July 31, 2012.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trust paid a net investment income dividend of $0.1318 per share on August 30, 2013 to shareholders of record on August 15, 2013.

Additionally, the Trust declared a net investment income dividend on September 3, 2013 payable to shareholders of record on September 16, 2013 for the same amount noted above.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013	23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of BlackRock Build America Bond Trust:

We have audited the accompanying statement of assets and liabilities of BlackRock Build America Bond Trust (the “Trust”), including the schedule of investments, as of July 31, 2013, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of BlackRock Build America Bond Trust, as of July 31, 2013, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 25, 2013

Important Tax Information (Unaudited)

All of the ordinary income distributions paid by BlackRock Build America

Bond Trust during the fiscal year ended July 31, 2013 qualify as interest-

related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

24	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Build America Bond Trust (the “Trust”) met in person on April 18, 2013 (the “April Meeting”) and June 4-5, 2013 (the “June Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Manager, BlackRock Investment Management, LLC (the “Sub-Advisor”), and the Trust. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of eleven individuals, nine of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Trust by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considered at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Trust and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Trust for services such as call center and fund accounting; (c) Trust operating expenses and how BlackRock allocates expenses to the Trust; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Trust by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Trust fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Trust as compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013	25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Trust to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and the Trust, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Trust portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Trust and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Trust. Throughout the year, the Board compared Trust performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Trust’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Trust. BlackRock and its affiliates provide the Trust with certain services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide the Trust with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable) and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trust and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Trust. In preparation for the April Meeting, the Board worked with its independent legal counsel, Black-

26	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Rock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of the Trust’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Trust as compared to other funds in its applicable Lipper category and the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of the Trust throughout the year.

The Board noted that the Trust ranked in the second quartile against its Customized Lipper Peer Group Composite for each of the one-year and since-inception periods reported. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for the Trust in that it measures a blend of total return and yield.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trust: The Board, including the Independent Board Members, reviewed the Trust’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Trust’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Trust. The Board reviewed BlackRock’s profitability with respect to the Trust and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Trust. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Trust’s contractual management fee rate ranked in the first quartile relative to the Trust’s Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Trust increase. The Board also considered the extent to which the Trust benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Trust.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013	27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and the Trust for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Trust reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

28	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013

Automatic Dividend Reinvestment Plan

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, the Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013	29

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as Trustee	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 2010	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	94 RICs consisting of 90 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2010	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	94 RICs consisting of 90 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.	94 RICs consisting of 90 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 2010	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	94 RICs consisting of 90 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2010	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	94 RICs consisting of 90 Portfolios	The McClatchy Company (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2010	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	94 RICs consisting of 90 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2010	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	94 RICs consisting of 90 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2010	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	94 RICs consisting of 90 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

30	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as Trustee	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2010	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	94 RICs consisting of 90 Portfolios	None

[1] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, 2012 and 2013, the Board of Trustees unanimously approved extending the mandatory retirement age for James T. Flynn and in 2013, the Board unanimously approved extending the retirement age for Kathleen F. Feldstein, in each case, by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75 and Ms. Feldstein can serve until December 31 of the year in which she turns 73. Mr. Flynn and Ms. Feldstein turn 75 and 73, respectively, in 2014.

Interested Trustees[2]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 282 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2010	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 282 Portfolios	None

2  Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person,” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013	31

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2010[2]	Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2010	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2010	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2010	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2010	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Trust serve at the pleasure of the Board. [2] Ms. Ackerley was President and Chief Executive Officer from 2010 to 2011.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

32	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2013 for shareholders of record on June 3, 2013 to elect trustee nominees for the Trust. There were no broker non-votes with regard to the Trust.

		Votes For	Votes Withheld	Abstain
Approved the Class III Trustees as follows:	Richard E. Cavanagh	51,345,214	778,216	0
	Kathleen F. Feldstein	51,326,203	797,227	0
	Henry Gabbay	51,312,351	811,079	0
	Jerrold B. Harris	51,310,806	812,624	0

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Frank J. Fabozzi, James T. Flynn, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards.

Trust Certification

The Trust is listed for trading on the NYSE and have filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if a fund markets itself as providing investment exposure to such instruments. To the extent the Trust uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect to the Trust.

Dividend Policy

The Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trust may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013	33

Additional Information (continued)

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trust’s investment objectives or policies or to the Trust’s charters or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trust’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trust’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

34	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013

Additional Information (concluded)

Section 19(a) Notice

These amounts and sources of distributions reported are only estimates provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on the tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

July 31, 2013

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
BBN	$1.577537	—	$0.004063	$1.581600	99%	0%	1%	100%

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will incrementally reduce the Trust’s net asset value per share.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2013	35

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trust has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

BABT-7/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Build America Bond Trust	$34,863	$34,600	$0	$0	$15,100	$14,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Build America Bond Trust	$15,100	$14,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C.
78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2013.

(a)(1)	The Fund is managed by a team of investment professionals comprised of Peter J. Hayes, Managing Director at BlackRock, Theodore R. Jaeckel, Jr., Managing Director at BlackRock, Michael A. Kalinoski, Managing Director at BlackRock, and James Pruskowski, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Hayes, Jaeckel, Kalinoski and Pruskowski have been members of the registrant’s portfolio management team since 2010.

Portfolio Manager	Biography
Peter J. Hayes	Managing Director of BlackRock since 2006; Head of Municipal Bonds within BlackRock’s Fixed Income Portfolio Management Group since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2006.
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Michael A. Kalinoski	Director of BlackRock, Inc. since 2006; Director of MLIM from 1999 to 2006.
James Pruskowski	Managing Director of BlackRock since 2006; Director of BlackRock from 2005 to 2006.

(a)(2)	As of July 31, 2013:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Peter J. Hayes	1	0	2	0	0	0
	$790.2 Million	$0	$56.95 Million	$0	$0	$0
Theodore R. Jaeckel, Jr.	63	0	0	0	0	0
	22.68 Billion	$0	$0	$0	$0	$0
Michael A. Kalinoski	11	0	0	0	0	0
	$4.61 Billion	$0	$0	$0	$0	$0
James Pruskowski	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of the Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2013:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.

Generally, portfolio managers receive base compensation based on their position with BlackRock, Inc.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Theodore R. Jaeckel, Jr.	A combination of peer based fund classifications or subsets thereof (e.g., Lipper Intermediate Debt Funds classification, Lipper NJ Municipal Debt Funds classification, Lipper Closed-End General Bond Fund classification, subset of Lipper Closed-End High Quality/Insured Muni Debt Leveraged Fund classification, subset of Lipper Closed-End Other Single State High Quality/Insured Muni Fund classification).

Peter Hayes	Lipper Closed-End General Bond Fund classification, a sub-set of the Lipper Short Municipal Debt Fund classification. Due to Portfolio Manager Peter Hayes’ unique position (Portfolio Manager and Chief Investment Officer of Tax Exempt Fixed Income) his compensation does not solely reflect his role as PM of the funds managed by him. The performance of his fund(s) are included in consideration of his incentive compensation but given his unique role, it is not the sole driver of compensation.
Michael Kalinoski	A combination of peer based fund classifications or subsets thereof (e.g., Lipper Closed-End General Bond Fund classification, a subset of Lipper Closed-End High Quality/Insured Muni Debt Leveraged Fund classification, a subset of Lipper Closed-End CPG Other Single State High Quality/Insured Muni Fund classification).
James Pruskowski	Lipper Closed-End General Bond Fund classification

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Hayes, Jaeckel and Pruskowski have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2013.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Peter J. Hayes	$50,001- $100,000
Theodore R. Jaeckel, Jr.	$10,001 - $50,000
Michael A. Kalinoski	$1 - $10,000
James Pruskowski	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Build America Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Build America Bond Trust

Date: October 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Build America Bond Trust

Date: October 2, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Build America Bond Trust

Date: October 2, 2013